Principal Funds, Inc.

Supplement dated October 9, 2015
to the Statement of Additional Information dated March 1, 2015 as amended and restated May 18, 2015 and August 24, 2015
(as supplemented on August 24, 2015 and September 18, 2015)

This supplement updates information contained in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS
Delete the second to last sentence in the first paragraph and replace with the following:

The Board is currently composed of twelve members, ten of whom are Independent Directors.

Independent Directors

Add the following paragraph under Independent Directors:

Elizabeth A. Nickels. Ms. Nickels has served as a Director of PFI and PVC and as a Trustee of the Trust since September 2015. Ms. Nickels currently serves as a director of Charlotte Russe; Follet Corporation; SpartanNash; and Spectrum Health System; and she previously served as a director of PetSmart (2013-2015). Ms. Nickels was formerly employed by Herman Miller, Inc. as the Executive Director of the Herman Miller Foundation (2012-2014); President of Herman Miller Healthcare (2007-2012); and Chief Financial Officer (2000-2007). Through her education and employment experience, she is experienced with financial, accounting and regulatory matters.

Management Information

Add the following row to the Independent Directors table under Management Information:

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as Director	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Elizabeth A. Nickels 655 9th Street Des Moines, IA 50392 1962	Director	Since 2015	Formerly Executive Director, Herman Miller Foundation; Formerly President, Herman Miller Healthcare	121*	Charlotte Russe; Follet Corporation; Herman Miller, Inc.; PetSmart; SpartanNash; Spectrum Health Systems
*Funds in the complex as of October 9, 2015.

Officers of the Fund

Effective October 23, 2015, delete the information for Ernest H. Gillum from the table.

Independent Directors (not Considered to be “Interested Persons”)

Add the following column to the Independent Directors (not Considered to be “Interested Persons”) table:

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Fund	Nickels*
Bond & Mortgage Securities	A
Diversified International	A
Equity Income	A
Global Diversified Income	A
Govt & High Quality Bond	A
High Yield	A
Income	A
Inflation Protection	A
International Emerging Markets	A
LargeCap Growth	A
LargeCap S&P 500 Index	A
MidCap	A
Money Market	A
Principal Capital Appreciation	A
Principal LifeTime 2010	A
Real Estate Securities	A
SAM Balanced	A
SAM Flexible Income	A
SAM Strategic Growth	A
Short-Term Income	A
SmallCap Blend	A
Tax-Exempt Bond	A
Total Fund Complex	A

*Ms. Nickels was not a director as of December 31, 2014.

Compensation

Add a row to the table under Compensation:

Director	The Funds In this SAI*	Fund Complex
Elizabeth A. Nickels**	$0	$0

**Director’s appointment effective September 16, 2015.

INVESTMENT ADVISORY AND OTHER SERVICES
Management Agreement
In the first table for Contractual Limits on Total Annual Fund Operating Expenses, delete the information for Class P shares of California Municipal and Tax-Exempt Bond Funds and substitute as follows:

Fund	P
California Municipal	0.56%*
Tax-Exempt Bond	0.56%*
*Expires 2/28/2017

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